UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 15, 2016

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey		07666
(Address of Principal Executive Offices)		(Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07	Submission of Matters to a Vote of Security Holders.
Cognizant Technology Solutions Corporation (the "Company") held its annual meeting of stockholders (the "Annual Meeting") at the Company’s headquarters on Wednesday, June 15, 2016. At the close of business on April 18, 2016, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the “Record Date”), there were 606,101,201 shares of the Company’s Class A Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 536,586,500 shares of Class A Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 88.5% percent of the Company’s outstanding shares of Class A Common Stock as of the Record Date.
The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2016.
At the Annual Meeting, all of the directors were reelected and all other proposals submitted to stockholders were approved, except for Proposal 4 (the stockholder proposal regarding stockholder action by written consent), which was not approved by the stockholders.
Proposal 1. Election of Directors
The vote with respect to the election of directors was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Zein Abdalla	495,786,268	1,066,684	187,848	39,545,700
Maureen Breakiron-Evans	496,003,461	849,537	187,802	39,545,700
Jonathan Chadwick	496,007,053	838,303	195,444	39,545,700
Francisco D’Souza	494,949,308	1,927,057	164,435	39,545,700
John N. Fox, Jr.	493,097,367	3,739,292	204,141	39,545,700
John E. Klein	481,731,272	14,436,667	872,861	39,545,700
Leo S. Mackay, Jr.	496,000,455	828,607	211,738	39,545,700
Lakshmi Narayanan	494,736,065	2,122,418	182,317	39,545,700
Michael Patsalos-Fox	495,717,707	1,111,092	212,001	39,545,700
Robert E. Weissman	480,142,397	14,378,148	2,520,255	39,545,700
Thomas M. Wendel	479,410,471	14,411,674	3,218,655	39,545,700
Proposal 2. Advisory Vote on Executive Compensation (Say-on-Pay)
The advisory vote on the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
474,142,509	19,977,721	2,920,570	39,545,700

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm
The vote with respect to the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
530,966,540	5,386,093	233,867	—
Proposal 4. Stockholder Proposal Regarding Stockholder Action by Written Consent
The vote with respect to the stockholder proposal requesting that the Board of Directors take the steps necessary to permit stockholder action by written consent was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
240,222,049	255,539,877	1,278,874	39,545,700

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Steven Schwartz
Name:	Steven Schwartz
Title:	Executive Vice President, Chief Legal and Corporate Affairs Officer
Date: June 17, 2016